Agreement for the purchase of all of the issued and outstanding share capital of KHL Holdings, Inc.
Dated: October 19, 2007
OmniReliant Corporation (Vendor) ResponzeTV PLC (Purchaser)

Share Purchase Agreement

Dated  October 19, 2007

Between

(1)	OmniReliant Corporation, a Florida, USA registered corporation of 4218 West Linebaugh Ave, Tampa, Florida 33624, USA (the Vendor); and

(2)	ResponzeTV PLC a corporation organised and existing under the laws of England and Wales whose registered office is at One Fleet Place, London EC44M 7WS (the Purchaser).

Recitals

The Vendor has agreed to sell, or ensure the sale of, all of the issued and outstanding share capital of the Company (Shares) to the Purchaser, on and subject to the provisions of this Agreement.

It is agreed:

1	Definitions and Interpretation

1.1	In this Agreement the following definitions apply.

Assignment Agreement means collectively one or more agreements dated the date of this agreement between the Vendor and the Company, relating to the transfer and/or sub-licence to the Company of all rights of the Vendor to the various ‘Kathy Hilton’ branded licence agreements (with the exception of fragrances) and ancillary agreements and all inventory, receivables and purchase orders of the Vendor.

Business means the business of the creation, design, distribution and sale of luxury products, including under the ‘Kathy Hilton’ brand name pursuant to the Licence (as defined in the Assignment Agreement), as carried on by the Vendor prior to the Transfer Date, but with the exception of fragrances (as more specifically stated in the Assignment Agreement).

Company means KHL Holdings, Inc., a Florida registered limited liability corporation which was formed on 9 October 2007 by the Vendor with an issued share capital of 100 common shares.

Completion means completion of the obligations of the parties required by Clause 4 and Schedule 2.

Completion Issue Price means, in respect of the Consideration Shares, 32p per Purchaser Share, being the closing middle market price (derived from the Daily Official List of the London Stock Exchange) of such shares on the AIM Market of the London Stock Exchange as at the close of business on the Business Day immediately prior to the date of this Agreement.

Consideration means the total consideration for the Shares referred to in Clause 3.1.

Consideration Shares means the 10,000,000 Purchaser Shares to be issued at the Completion Issue Price pursuant to Clause 3.1.

Encumbrance includes any mortgage, charge, pledge, hypothecation, lien, assignment by way of security, title retention, option, right to acquire, right of pre-emption, right of set off, counterclaim, trust arrangement or any other security, preferential right, equity or restriction, and any agreement to give or create any of the foregoing.

Intellectual Property Rights means patents, trade marks, service marks, trade names, domain names, registered designs, designs, semiconductor topography rights, database rights of unfair extraction and reutilisation, copyrights and other forms of intellectual or industrial property (in each case in any part of the world, whether or not registered or registrable and if registered or registrable for their full period of registration with all extensions and renewals, and including all applications for registration or otherwise), know-how, inventions, formulae, confidential or secret processes and information, and any other protected rights and assets, and any licences and permissions in connection with the foregoing.

Purchaser Shares means fully paid ordinary shares of 16p each in the capital of the Purchaser.

Shares has the meaning given in the Recitals.

Subscription Agreement means the agreement dated the date of this agreement made between the Vendor and the Purchaser relating to the subscription for shares of the Purchaser by the Vendor.

Tax Authority means any body or organisation in any country having authority in relation to taxation, duties or any like matter.

Transfer Date means the close of business on the date of this agreement.

Vendor’s Warranties means the representations and warranties set out in Clause 5.1 and Schedule 1.

1.2	Interpretation

In this Agreement, unless otherwise specified:

(a)	references to any Clause, paragraph or Schedule are to those contained in this Agreement and all Schedules to this Agreement are an integral part of this Agreement;

(b)	headings are for ease of reference only and shall not be taken into account in construing this Agreement;

(c)
reference to any English legal concept, term, action, remedy, method of judicial proceeding, legal document, legal status, court or official shall, in respect of any jurisdiction other than England and Wales, be deemed to refer to what most nearly approximates in that jurisdiction to that reference;

(d)
the expression this Clause shall unless followed by reference to a specific provision be deemed to refer to the whole clause (not merely the sub-clause, paragraph or other provision) in which the expression occurs;

(e)	person includes any individual, firm, company or other incorporated or unincorporated body;

(f)	Business Day means a day (not being a Saturday or Sunday) on which banks are open for normal banking business in London and New York; and

(g)	a document is in the agreed form if it is in the form of a draft agreed between and initialled by or on behalf of the parties on or before the date of this Agreement.

2	Sale and purchase

2.1
The Vendor shall sell and the Purchaser shall purchase the Shares free from any Encumbrance and with all rights attached or accruing to them on and after the date of this Agreement, with effect from the Transfer Date. It is agreed that the Purchaser shall have full management control of the Company as from the Transfer Date.

2.2
Completion of this agreement shall be subject to and conditional on the Subscription Agreement becoming unconditional in all respects (except for completion of this agreement) and the provisions of clauses 2.2 and 2.3 of the Subscription Agreement shall apply to this agreement.

3	Consideration and Indebtedness

3.1	The consideration for the sale of the Shares shall be the allotment and issue by the Purchaser to the Vendors on Completion of the Consideration Shares.

3.2
The Consideration Shares shall be allotted and issued free from any lien, charge, option, restriction or Encumbrance and credited as fully paid so as to rank pari passu with all Purchaser Shares in issue on the date of allotment and together with all rights and privileges attaching to Purchaser Shares at the allotment date.

4	Completion arrangements

4.1	Completion shall take place simultaneously with completion of the Subscription Agreement at such place as the parties may agree at which the documents described in Schedule 2 shall be delivered.

4.2	The Purchaser shall not be obliged to complete the sale and purchase of any of the Shares unless the sale and purchase of all the Shares is completed simultaneously.

5	Representations and Warranties

5.1
The Vendor represents and warrants to the Purchaser for itself and as trustee for its assignees (being permitted assignees under this Agreement) that each of the statements in Schedule 1 is true and accurate and not misleading and the Vendor covenants that the same will be the case as at the date of completion of this agreement.

5.2	The Vendor’s Warranties shall remain in full force and effect notwithstanding Completion.

5.3
For the purposes of this Agreement, where any warranty or statement is qualified by the expression "so far as the Vendor is aware" or "to the best of the knowledge, information and belief of the Vendor " or by any similar qualification, the Vendor warrants that it has made due, diligent and careful enquiries before giving such warranty or making such statement and the warranty shall be construed by reference to the actual knowledge (but not any constructive knowledge) of the Vendor.

5.4
The Vendor covenants with the Purchaser for itself and as trustee for its assignees (being permitted assignees under this Agreement) and the Company to pay to the Purchaser and the Company from time to time on demand (by way of adjustment to and repayment of the Consideration) such amounts as are equal to the amount of all loss, damage, liability and expense and/or the amount of any depletion or diminution in the value of any assets of the Company in each case directly or indirectly suffered or incurred in connection with or in relation to any matter or matters giving rise to any claim for breach or non-observance by the Vendor of any of any Vendor’s Warranty or any other provision of this Agreement. In calculating any loss, damage, liability or expense in respect of a claim under this Agreement, account shall be taken of all payments made or procured to be made under this Agreement and not only the Consideration.

5.5	The provisions of this Clause and of Clause 6 shall continue to apply after Completion or termination of this Agreement without limit in time.

6	Limitations on Warranty liability

6.1	The Vendor shall have no liability in respect of a claim under the Vendor’s Warranties:

(a)
unless notice in writing of the claim is given by or on behalf of the Purchaser to the Vendor stating in reasonable detail the nature of the claim and, if practical, the amount claimed (i) in the case of a claim relating to a matter other than taxation, on or before 31 December 2008 and (ii) in the case of a claim relating to taxation, on or before the seventh anniversary of Completion; and

(b)
unless the liability in respect of the claim, when aggregated with the liability in respect of all claims under the Vendor’s Warranties, exceeds $200,000, in which case the Vendor shall be liable for the whole amount and not merely the excess.

6.2	The aggregate liability under the Vendor’s Warranties shall not exceed US$3,000,000 plus costs and fees.

6.3
Clauses 6.1 and 6.2 shall not apply to any claim (a) in respect of the Vendor’s Warranties set out in paragraph 2 (Ownership of capital) of Schedule 1 or (b) resulting from fraud or from the Vendor (or any person(s) on behalf of the Vendor) making any statement, promise or forecast known by that person or persons to be misleading, false or deceptive, or dishonestly concealing any material fact or recklessly making (dishonestly or otherwise) a statement, promise or forecast which is misleading, false or deceptive.

7	Provision of information after Completion

The Vendor shall for a period of seven years from Completion (a) use best endeavours to retain in the possession and control of the Vendor and (b) promptly, at the Purchaser's request and free of charge, permit the Purchaser or its duly authorised advisers and representatives to inspect and take copies of all books, records, accounts and documents (including computer programs and information stored in them) relating to the Business or the Vendor or the Company not passed to the Purchaser at Completion. The obligations in this Clause shall continue to apply after Completion or termination of this Agreement without limit in time.

8	Confidentiality

8.1	In this Clause:

Confidential Information means all information received or obtained by a party as a result of entering into or performing this Agreement and which relates to the negotiations concerning this Agreement, the provisions of this Agreement or another party.

Confidential Business Information means all information not publicly known, used in or otherwise relating to the Vendor, the Business or the Company and/or their business, customers or financial or other affairs.

8.2
Save as provided by Clause 8.4, each party shall, and shall procure that any person connected with it and its officers and employees shall, keep confidential and not disclose to any person any Confidential Information.

8.3
Save as permitted by Clause 8.4, the Vendor covenants with the Purchaser that it shall not, and shall procure that no person connected with it shall, make use of or disclose to any person any Confidential Business Information.

8.4
A party may disclose or permit the disclosure of Confidential Information and disclose or permit the disclosure of Confidential Business Information (a) when required to do so by law or by or pursuant to the rules or any order of any court, tribunal or agency of competent jurisdiction, (b) to the extent that the Confidential Information or Confidential Business Information has become publicly available or generally known to the public at the time of such disclosure otherwise than as a result of a breach of this Clause or (c) when required by any securities exchange, regulatory or governmental body having jurisdiction over the party seeking to make disclosure including the Financial Services Authority, London Stock Exchange or the Panel on Takeovers and Mergers, whether or not the requirement for disclosure has the force of law.

8.5	The obligations in this Clause shall continue to apply after Completion or termination of this Agreement without limit in time.

9	Announcements

9.1
Except as provided in Clause 9.2, a party shall not make (and shall procure that no person connected with it nor any of its directors, officers or employees shall make) any public announcement concerning the subject matter of this Agreement without the prior written approval of the other parties, such approval not to be unreasonably withheld or delayed.

9.2
A party may make a public announcement concerning the subject matter of this Agreement if required by (a) law or by or pursuant to the rules or any order of any court, tribunal or agency of competent jurisdiction or (b) any securities exchange, regulatory or governmental body having jurisdiction over it including the Financial Services Authority, London Stock Exchange or the Panel on Takeovers and Mergers, whether or not the requirement for announcement has the force of law

9.3	The obligations in this Clause shall continue to apply after Completion or termination of this Agreement without limit in time.

10	Costs and expenses

Each party will be responsible for its own costs and expenses in relation to the negotiation, preparation, execution and implementation of this Agreement and all documents ancillary to it.

11	Assignment

The Purchaser may assign, hold in trust or otherwise transfer its rights and benefits under this Agreement, or any document entered into pursuant to this Agreement, to or in favour of any person.

12	Remedies and waiver

12.1	No breach by any party of any provision of this Agreement shall be waived or discharged except with the express written consent of the other parties.

12.2
No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of that right, power or privilege and no single or partial exercise by any party of any right, power or privilege shall preclude any further exercise of that right, power or privilege or the exercise of any other right, power or privilege.

12.3	The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

13	Time of essence

Time is of the essence of this Agreement.

14	Further assurance

Each party shall after Completion from time to time execute and do (or procure the execution and doing of) all such deeds, documents, acts and things as the other party shall reasonably require on or after Completion for carrying into effect the terms of this Agreement. The obligations in this Clause shall continue to apply after Completion or termination of this Agreement without limit in time.

15	Counterparts

This Agreement may be executed in any number of counterparts. Any party may enter into this Agreement by executing any counterpart but this Agreement shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement but all the counterparts together constitute the same instrument.

16	Notices

16.1
Any notice or other communication to be given under this Agreement shall be in writing and shall be delivered by hand, sent by prepaid first class post, (or registered airmail in the case of an address outside the United Kingdom), or shall be transmitted by fax, and shall be addressed to the party to be served at the address or fax number specified below:

Vendors:
address:	4218 West Linebaugh Ave,, Tampa, Florida 33624, USA
Fax number:	+1 813 885 5911

Purchaser:
address:	11880, 28th Street North, St Petersburg FL 33716, USA
Fax number:	+1 727 565 0566

or to such other address as a party may notify to each other party in writing as being its address for such purpose.

16.2
Any notice or communication delivered by hand shall be deemed to have been received at the time of delivery, any notice or communication sent by post shall be deemed to have been received on the second Business Day (for inland mail) or the fifth Business Day (for overseas mail) after the date of posting, and any notice or communication transmitted by fax shall be deemed to have been received on the Business Day following the date of transmission.

17	Governing law and jurisdiction

This Agreement shall be governed by and construed in accordance with English law. The parties irrevocably agree that the English courts shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement.

As witness the hands of the duly authorised representatives of the parties hereto the day and year first above written

Schedule 1- Vendor’s Representations and Warranties

1	The Vendor

(a)
The Vendor has full power and authority, without requiring or obtaining the consent of any other person, authority or body, to enter into and perform its obligations under this Agreement and any other document to be executed by it pursuant to or in connection with this Agreement.

(b)
This Agreement and any other document to be executed by the Vendor or the Company (including the Assignment Agreement) pursuant to or in connection with this Agreement will upon execution constitute valid and binding obligations of the relevant parties to those documents in accordance with their respective terms and will not result in a breach of any agreement, licence or other instrument or of any order, judgment or decree of any court governmental agency or regulatory body to which any of them is a party or by which any of them is bound.

2	Ownership of Capital/Liabilities and Assets

(a)	The Vendor is the legal and beneficial owner of the Shares.

(b)
The Shares constitute the whole of the issued and outstanding share capital of the Company and are all fully paid or properly credited as fully paid. There is no Encumbrance on any of the Shares or on any uncalled or unissued share capital of the Company, and no claim has been made by any person to be entitled to any such Encumbrance.

(c)
No person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, conversion, issue, sale or transfer of any share or loan capital or any other security of any kind giving rise to a right over the capital of the Company.

(d)	The Company has no assets or liabilities of any nature whatsoever, except as specifically stated in the Assignment Agreement, and has no subsidiaries or subsidiary undertakings.

(e)	The Company has not entered into any contracts other than the Assignment Agreement.

(f)
The Company has duly (i) maintained all records, (ii) filed all returns, computations, notices, reports and other documents,(iii) furnished all information and (iv) made all payments for tax purposes, and there is no dispute or open enquiry with any Tax Authority nor is there likely to be any dispute or enquiry with any Tax Authority.

(g)
The Company is the sole owner of the inventory identified in the Assignment Agreement and there is no Encumbrance on the whole or any part of the Company's assets, undertaking or goodwill and no claim has been made by any person to be entitled to any such Encumbrance. Such inventory is in good condition and meets all relevant statutory, regulatory and industry accepted standards or contractual specifications.

3	Corporate affairs

The Company is a duly organised limited liability company validly existing under the laws of Florida, USA and has been in continuous existence since its incorporation.

4	Regulatory and compliance/Litigation

(a)
The Company and its directors, officers and employees have at all times complied in all material respects with all applicable law. All licences, consents, permissions and authorisations required to enable the Company to carry on the Business as it has previously been carried on by the Vendor have been obtained, are in full force and effect and in the name of the Company and are not limited in duration or subject to onerous conditions.

(b)
No act, event or omission has occurred or is alleged as a result of which any licence, consent, permission or authorisation may be suspended, cancelled, revoked or not renewed and there are no events or circumstances (including the signature or performance of this Agreement) likely to lead to any such suspension, cancellation, revocation or non-renewal.

(c)
No litigation, arbitration, dispute resolution, administrative or criminal proceedings are threatened or pending by or against the Company or the Vendor or in relation to the Business and there are no events or circumstances (including the signature or performance of this Agreement) which are likely to give rise to any such litigation, arbitration, dispute resolution, administrative or criminal proceedings.

5	Trading and contractual matters

(a)
All agreements by which the Company or the Vendor is bound (or to the benefit of which they are entitled) are valid, binding and enforceable and have been complied with by all the parties to them. There are no events or circumstances likely to give rise to the termination, rescission, avoidance or repudiation of any of those agreements and no notice of termination or of intention to terminate has been given or received in respect of any of them.

(b)
The Company has not given any guarantee, indemnity, warranty, or made any representation, in respect of assets, goods or services supplied or agreed to be supplied by it or accepted any liability or obligation that would apply after any such goods or services had been supplied by it.

(c)
The Business has not manufactured, sold or supplied any product or service which was, is or may become in any material respect faulty, defective or dangerous or which does not comply in any material respect with any warranties or representations expressly or impliedly made by it or with all applicable laws, regulations or standards.

6	Intellectual Property Rights

(a)
Particulars of all Intellectual Property Rights owned by and registered in the name of the Company or in respect of which the Vendor or the Company have applied for registration, are listed in the Assignment Agreement.

(b)
All Intellectual Property Rights owned or used by the Company are (i) valid, enforceable and in full force and effect, (ii) registered (so far as are capable of registration) in its sole name, (iii) in its sole and exclusive legal and beneficial ownership free from any Encumbrance or claimed Encumbrance, (iv) individually transferable by it without the requirement for any licence, consent or permission from or payment to any third party and (v) not the subject of any current or threatened claim, opposition, attack or unauthorised use.

(c)
All fees for the grant or renewal of such Intellectual Property Rights have been paid promptly and no circumstance exists which might lead to the cancellation, forfeiture or modification of any Intellectual Property Rights owned or used by the Company.

(d)
Neither Vendor nor the Company has granted any licences or assignments under or in respect of any of the Intellectual Property Rights owned or used by it for its business, or disclosed or provided to any person any confidential or secret material in which any Intellectual Property Rights exist, and no person has been authorised to make any use whatsoever of any such Intellectual Property Rights.

7	Information

All information contained in or annexed to this Agreement and all other written information made available by or on behalf of the Vendor or the Company to the Purchaser or its agents, employees or professional advisers in the course of any investigation or negotiation leading to this Agreement was when given and remains true and accurate and not misleading in any material respect. There is no fact, matter or circumstance not disclosed in writing to the Purchaser or any of its advisers which renders any of that information untrue, inaccurate or misleading in any material respect or which if disclosed might influence the decision of a reasonable purchaser to purchase the Shares on the terms contained in this Agreement.

8	Employees, etc.

(a)	The Company has no employees except for Amy Manning. Full details of her employment terms have been disclosed to the Purchaser.

(b)
No offer of employment or engagement as a consultant, agent or director has been made by the Company to any person who at the date of this Agreement has not accepted or commenced such employment or engagement.

9	Property

The Company has no interest in any land or buildings.

Schedule 2 - Completion arrangements

Vendors’ obligations at Completion

1	At Completion (if not held before) the Vendor shall procure that a board meeting of the Company is duly convened and held at which valid resolutions are passed:

•	to approve the transfers referred to in paragraph 2 below for entry in the statutory books of the Company;

•	to appoint with effect from the end of the meeting as officers and directors of the Company such persons as the Purchaser may nominate;

•	to cancel current instructions to banks and replace them with any new instructions required by the Purchaser;

•	to approve such firm as the Purchaser shall designate as auditors of the Company;

2	At Completion the Vendor shall deliver or make available to the Purchaser:

•	minutes certified as true by the Secretary of the Company, of the board meeting referred to in paragraph 1 above;

•	duly executed transfers of the Shares in favour of the Purchaser or its nominees together with the relevant share certificates (if any);

•	the statutory books and registers up to date immediately prior to Completion, certificate(s) of incorporation and of incorporation on change of name, bye-laws and the common seal of the Company;

•	all instructions to bankers referred to in paragraph 1 and cheque books containing unused cheques relating to all bank accounts of the Company;

•	the Assignment Agreement, duly signed by all parties to such agreement;

•	all books, records, journals, ledgers, accounts, agreements and other documents of the Company together with such information and things as the Purchaser will need to access any of the foregoing.

Signed by duly authorised for and on behalf of OmniReliant Corporation	) ) ) )
Signed by duly authorised for and on behalf of ResponzeTV PLC	) ) ) )